Exhibit 10.1

FEDEX CORPORATION

SUPPLEMENTAL SHORT TERM DISABILITY PLAN

Effective

January 1, 2025

FEDEX CORPORATION

SUPPLEMENTAL SHORT TERM DISABILITY PLAN

Section 1. Purpose and Description. FedEx Corporation (the “Company”), a Delaware corporation, hereby establishes the FedEx Corporation Supplemental Short Term Disability Plan (the “Plan”).

The Plan is intended to be an “employee welfare benefit plan,” as defined in §3(1) of the Employee Retirement Income Security Act of 1974 (“ERISA”), and a plan that is unfunded and “maintained by an employer for the purpose of providing benefits for a select group of management or highly compensated employees,” as provided in 29 CFR §2520.104-24 of the Department of Labor regulations promulgated under ERISA. The benefits provided by the Plan shall not be funded, but shall be payable when due out of the assets of the Company as general, unsecured obligations of the Company.

Section 2. Defined Terms. Except as otherwise defined in this Plan or where the context clearly requires a different meaning, defined terms in this Plan shall have the same meaning attributable to such terms in the FedEx Corporation Short Term Disability Plan (the “STD Plan”). For purposes of this Plan, the term “Officer” shall mean an officer of a Participating Employer elected to the position of vice-president or above, as evidenced in the minutes of each respective Participating Employer’s board of directors. The term “Managing Director” shall, for the purpose of this Plan, mean an employee of the Company or another Participating Employer who has been appointed to the position of managing director, as evidenced in the affected participating employer’s personnel information system, and shall also mean an employee having the title of “Staff Director” or “Director.”

Section 3. Eligibility. Any employee of a Participating Employer who (i) is serving as an Officer or Director at the time he becomes Disabled, (ii) has served as an Officer or Director for a period of two (2) consecutive years prior to becoming Disabled with any affiliate of the Company or Participating Employer, excluding service with a predecessor-in-interest to the Company or Participating Employer, and (iii) is qualified for a benefit under the STD Plan for the same Disability for which benefits are claimed under this Plan shall be eligible for the benefits described in Section 4 below.

Section 4. Benefit Amount and Limitations.

(a) An Officer or Director who satisfies the eligibility requirements of Section 3 above shall upon becoming Disabled be paid from the Plan the difference, if any, between the amount determined under the STD Plan as if the percentage in Section 3.2 of the STD Plan was 100% and the amount payable from the STD Plan.

(b) Benefits payable under this Plan shall be subject to all the provisions, requirements, exclusions, offsets, restrictions, limitations, etc. provided in the STD Plan, other than the increase in percentage to 100% described above. In the event of a conflict between the provisions of this Plan and the STD Plan, the provisions of this Plan shall control with respect to the benefit provided herein.

Section 5. Payment of Benefits. Benefits under this Plan shall be payable weekly at the time and in the manner determined by the Company.

Section 6. Plan Administration. The Plan shall be administered by the Company, which is charged with the administration of the Plan, acting through the Total Rewards Benefits department of Federal Express Corporation (the “Administrator”). However, the Claims Paying Administrator acting pursuant to Section 5.3 of the STD Plan, or any committee or individual appointed by the Claims Paying Administrator, shall have the rights and power given to it pursuant to that Section 5.3 of the STD Plan. Except as limited by the preceding sentence and subject to the requirements of the Code and ERISA, the Administrator’s authority shall include, but shall not be limited to, the following powers:

(a) to construe any ambiguity and interpret any provision of the Plan or supply any omission or reconcile any inconsistencies in such manner as it deems proper;

(b) to determine eligibility for coverage under the Plan in accordance with its terms; and

(c) to decide all questions of eligibility for, and determine the amount, manner, and time of payment of, benefits under the Plan in accordance with its interpretation of its terms.

The determination of the Administrator shall be made in a fair and consistent manner in accordance with the Plan’s terms and its decision shall be final, subject only to a determination by a court of competent jurisdiction that the Administrator’s decision was arbitrary and capricious. Nothing contained in this section shall prevent the Administrator from delegating non-fiduciary administrative duties to the Claims Paying Administrator, in addition to the fiduciary duties of the Claims Paying Administrator described in this Plan or to others as described in this Plan.

Section 7. Claims Procedures. As contemplated by Section 4(b) above, the claims procedures for the Plan shall be the same as such procedures in the STD Plan.

Section 8. Top Hat Plan Designation. Notwithstanding any other provision of this Plan, the Administrator, upon the advice of counsel (including counsel for the Company), shall have the sole discretion to reasonably determine if an Officer or Director fails to fall within the meaning of “a select group of management or highly compensated employees” as such phrase is used in 29 CFR §2520.104-24. Upon such a determination being made, the Officer or Director in question shall be deemed not to be eligible for benefits under the Plan.

Section 9. Non-Assignability of Benefits. Benefits under this Plan shall not be assignable or transferable in any manner, nor shall they be subject to garnishment, attachment, or other legal process, except as provided by ERIS.A and other applicable federal law.

Section 10. Effect. Neither the establishment of the Plan nor any modification thereto, nor the creation of any account on the books of the Company, nor the payment of any benefit from the Plan shall be construed as giving an Officer or Director or any other person any legal or equitable right against the Company, its Directors, Officers, employees, or agents, except as provided herein.

Section 11. Forfeiture of Benefits. All rights to any benefits payable under this Plan shall be forfeited by an Officer or Director if the Company’s Board of Directors determines that such Officer or Director breached his duty of loyalty to the Company or if the Officer or Director disclosed confidential information and/or trade secrets without the consent of the Company’s Board of Directors, as reflected in its minutes.

Section 12. No Guarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Officer or Director nor as a promise that any Officer or Director shall continue in his present or comparable position nor as a limit on the Company’s right to discharge such Officer or Director, with or without notice.

Section 13. Amendment or Termination. The Company may amend or terminate the Plan at any time. An amendment shall become effective upon its execution in writing by an Officer of the Company and the Plan’s termination shall become effective upon the action of the Company’s Human Resources and Compensation Committee of the Board of Directors (the “Committee”), as reflected in the Committee’s minutes. Oral communications or representations made by employees of the Participating Employers, the Administrator, or the Claims Paying Administrator in no way modify, alter, or amend the Plan. In the event of any discrepancy between such oral communications or representations and the terms herein, the Plan will rule.

Section 14. Agent for Service of Process. The Company is hereby designated as agent for service of process for all purposes provided herein.

Section 15. Governing Law. Except to the extent preempted by federal law, or any other laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, the provisions of this Plan shall be administered, construed, and enforced in accordance with the laws of the State of Tennessee. The parties shall submit to the jurisdiction of the United States District Court for the Western District of Tennessee for adjudication of disputes arising thereunder.

Section 16. Number and Gender. Wherever any words are used herein in the masculine or gender, they shall be construed as though they were also used in the feminine and neuter gender in all cases where they would so apply, and wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

Section 17. Rights of Covered Employees Narrowly Construed. Neither the establishment of the Plan nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefit hereunder shall be construed as giving to any Officer, Director, or other person any legal or equitable rights against the Participating Employer, or any officer or Employee thereof except as herein provided. Under no circumstances shall the terms of employment of any Officer or Director be modified or in any way affected hereby. Nothing in this Plan shall be construed to give any Officer or Director the right to be retained in the Participating Employer’s employment and such employment status may be terminated at any time in accordance with applicable personnel policies. Each Officer or Director shall be deemed conclusively to have agreed to and accepted the terms and conditions of the Plan when he becomes an Officer or Director.

Section 18. Statute of Limitations. An Officer or Director shall have one (1) year from the date of the appeal decision to file an action under ERISA. Any Officer or Director entitled to bring an action for penalties under ERISA for failure or refusal of the Administrator to timely respond to a request for the Plan’s governing documents shall have one (1) year from the date of the first violation for such request for information.

Section 19. Execution. This document may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX CORPORATION

Signed:	/s/ Tracy Brightman
Name:	Tracy Brightman
Title:	Executive Vice President - Chief People Officer
Date:	February 5, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDERAL EXPRESS CORPORATION

Signed:	/s/ Tracy Brightman
Name:	Tracy Brightman
Title:	Executive Vice President - Chief People Officer
Date:	February 5, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX LOGISTICS, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Secretary
Date:	February 4, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX TRADE NETWORKS TRADE SERVICES, LLC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	February 4, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX FREIGHT, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Secretary
Date:	February 4, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX OFFICE AND PRINT SERVICES, INC.

Signed:	/s/ Tiffany H. Brunson
Name:	Tiffany H. Brunson
Title:	Vice President – General Counsel
Date:	February 5, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX CUSTOM CRITICAL, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Secretary
Date:	February 4, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX SUPPLY CHAIN DISTRIBUTION SYSTEM, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Secretary
Date:	February 4, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

ATC INFORMATION SERVICES, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	February 4, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

GENCO INFRASTRUCTURE SOLUTIONS, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	February 4, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX SUPPLY CHAIN, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	February 4, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX SUPPLY CHAIN LOGISTICS & ELECTRONICS, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	February 4, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

GENCO MARKETPLACE, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Assistant Secretary
Date:	February 4, 2025

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Plan to be effective as of the dates shown herein, by affixing their signatures hereto.

FEDEX DATAWORKS, INC.

Signed:	/s/ Clement E. Klank
Name:	Clement E. Klank
Title:	Secretary
Date:	February 4, 2025